EXHIBIT 10.49

Execution Version

AMENDMENT NO. 2
TO CREDIT AGREEMENT

dated as of May 4, 2010

by and among

COMMUNICATION INTELLIGENCE CORPORATION,

as Borrower,

LENDERS AND ADDITIONAL LENDERS PARTIES HERETO,

and

SG PHOENIX LLC,
as Collateral Agent

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EXHIBIT 10.49

This AMENDMENT NO. 2 TO CREDIT AGREEMENT in entered into as of May 4, 2010 (this “Amendment No. 2”) by and among COMMUNICATION INTELLIGENCE CORPORATION, a Delaware corporation having an address at 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065 (together with its successors, the “Borrower”), PHOENIX VENTURE FUND LLC, a Delaware limited liability company having an address at 110 East 59th Street, Suite 1901, New York, New York 10022 (“Phoenix”), Michael Engmann, an individual having an address at 38 San Fernando Way, San Francisco, California 94127 (“Engmann,” collectively with Phoenix, the “Majority Lenders”), and SG PHOENIX LLC, as collateral agent (the “Collateral Agent”).  The Majority Lenders, Additional Lenders, the Existing Lenders and those lenders providing loans to the Borrower pursuant to this Amendment No. 2 are herein collectively referred to as the “Lenders”.  Phoenix and such other persons designated by Phoenix to provide Bridge Loans (as defined below) to the Borrower under this Amendment No. 2 are hereby referred to as the “Bridge Lenders”.

R E C I T A L S:

WHEREAS, the Borrower, Phoenix, Engmann and Ronald Goodman, an individual having an address at 31 Tierra Verde Court, Walnut Creek, California 94598 (“Goodman”, and Phoenix, Engmann and Goodman, collectively, the “Existing Lenders”), and the Collateral Agent are parties to, among other documents, (a) the Credit Agreement, dated as of June 5, 2008 (the “Closing Date”), pursuant to which the Existing Lenders extended loans to the Borrower in the aggregate principal amount of $3,637,500, and Amendment No.1 to Credit Agreement (“Amendment No. 1”), dated as of May 29, 2009 (the “Additional Closing Date”), pursuant to which Phoenix, Engmann and the additional lenders listed on the signature pages thereto (such additional lenders, collectively, the “Additional Lenders”) extended loans to the Borrower in the aggregate principal amount of $1,100,000 (collectively, as the same may be further amended, modified, supplemented or amended and restated from time to time, the “Credit Agreement”), and (b) the Pledge and Security Agreement, dated as of June 5, 2008 (the “Pledge and Security Agreement”), pursuant to which the Borrower secured all of its Obligations under the Loan Documents by granting to the Collateral Agent, for the benefit of the Existing Lenders, a first-priority Security Interest in and Lien upon the Collateral, including the Pledged Stock (as defined in the Pledge and Security Agreement);

WHEREAS, the Borrower, Phoenix and the Collateral Agent desire to amend the Credit Agreement to, among other things, allow for bridge loans in the sole and absolute discretion of Phoenix in the aggregate principal amount of up to $1,000,000 (the “Bridge Loans”) to be extended to the Borrower by the Bridge Lenders;

WHEREAS, Section 8.8 of the Credit Agreement provides that amendments to the Loan Documents, including the Credit Agreement, may only become effective with the written concurrence of the Majority Lenders, and, that, upon execution by the Majority Lenders and the Borrower of such amendments, such amendments shall be binding on the Borrower and all Lenders;

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WHEREAS, Phoenix and Engmann constitute the “Majority Lenders” under the Credit Agreement by holding Obligations that exceed 50% of the Obligations outstanding under the Credit Agreement; and

WHEREAS, the Bridge Lenders desire to become parties to the Credit Agreement, as amended by this Amendment No. 2.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree, as follows:

SECTION 1.                     DEFINITIONS IN THIS AMENDMENT NO. 2

Except as otherwise defined in this Amendment No. 2 (including the preamble and the recitals hereof), capitalized terms are used herein with the meanings ascribed to such terms in the Credit Agreement.

SECTION 2.                    CONSENT OF MAJORITY LENDERS TO AMENDMENTS TO CREDIT AGREEMENT

Phoenix and Engmann, as the Majority Lenders, hereby consent to the amendments to the Credit Agreement contained in this Amendment No. 2, such consent to be evidenced by the execution of this Amendment No. 2 by Phoenix and Engmann.

SECTION 3.                    AMENDMENTS TO CREDIT AGREEMENT

3.1.           Amendments to, and Addition of, Certain Definitions in Credit Agreement.

(a)           Amendment to Definition of “Lenders” in Credit Agreement.  The definition of “Lenders” in the Credit Agreement shall be deemed to include the Bridge Lender(s).

(b)           Addition of Certain Definitions to Credit Agreement.  The following definitions are hereby added to Section 10.1 of the Credit Agreement:

““Amendment No. 2” means that certain Amendment No. 2 to the Credit Agreement, dated as of May 4, 2010, among the Borrower, the Majority Lenders and the Collateral Agent.”

““Availability Period” means the period from and including the Initial Bridge Closing Date to but excluding the earlier of August 31, 2010.”

““Initial Bridge Closing Date” means the date of Amendment No. 2.”

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““Subsequent Bridge Closing Date” means the closing date of any subsequent Loans pursuant to Amendment No. 2.”

3.2.           Amendments to Section 1.1 of Credit Agreement.

(a)           Amendment to Section 1.1(a) of Credit Agreement. Section 1.1(a) of the Credit Agreement is hereby amended to add the following to the end of Section 1.1(a):

“Phoenix, and/or its designees, agrees to lend to the Borrower from time to time during the Availability Period in its sole and absolute discretion an aggregate principal amount not to exceed $1,000,000 and Phoenix agrees to lend the amount set forth on Schedule 1.1(a) opposite its name with respect to the Initial Bridge Closing Date and such other amounts as determined by Phoenix in its sole and absolute discretion with respect to Subsequent Bridge Closing Dates; provided that all conditions precedent set forth in Section 5 of Amendment No. 2 are satisfied or waived.  For purposes of clarification, the definition of “Loan” or “Loans” shall include such Bridge Loans made on the Initial Bridge Closing Date and any Subsequent Bridge Closing Date together with Loans previously made on the Closing Date and the Additional Closing Date.  Amounts borrowed under this Section 1.1(a) that are repaid or prepaid may not be reborrowed.  The Bridge Loans made by the Bridge Lenders hereunder may be made in multiple drawdowns during the Availability Period; provided, however, that each drawdown shall be in an amount not less than $50,000.  The Borrower expressly acknowledges and agrees that Phoenix has the right to accept or reject any or all future requests for Bridge Loans under this Agreement in its sole and absolute discretion, and no course of conduct or prior course of dealing shall establish any obligation or agreement to make future Bridge Loans.  The Borrower shall execute and deliver to each Bridge Lender a Note in the amount of each of such Bridge Lender's Bridge Loans in the form attached to this Agreement as Exhibit 1.1(a) (together with any Notes issued pursuant to Section 1.2(b)), dated as of the Initial Bridge Closing Date or any Subsequent Bridge Closing Date, as the case may be.”

(b)           Amendment to Section 1.1(b)(i) of Credit Agreement. Section 1.1(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) with respect to the Loans made by Phoenix on the Closing Date, the Loans made on the Additional Closing Date, the Bridge Loans made on the Initial Bridge Closing Date and the Bridge Loans made on any Subsequent Bridge Closing Date, if any, by wire transfer of immediately available funds to such account or accounts as may be authorized by the Borrower, less the aggregate amount of all fees and expenses due to the Lenders hereunder.”

(c)           Amendment to Section 1.1 of Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by the addition of Section 1.1(c) at the end of such Section 1.1, such added Section 1.1(c) to read in its entirety as follows:

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“(c)           Bridge Loan Requests.  During the Availability Period, to request a Bridge Loan, the Borrower shall notify Phoenix of such request (a “Bridge Loan Request”) by facsimile transmission, not later than 11:00 a.m., New York City time, five (5) Business Days before the date of the proposed Bridge Loan in the form attached hereto as Exhibit A; provided, however, that the Bridge Loan Request for the initial Bridge Loan may be provided to Phoenix one (1) Business Day before the date of the proposed Bridge Loan. Each Bridge Loan Request shall specify, among other things, the following information:

(1)           the aggregate amount of the requested Bridge Loan;

(2)           the date of such Bridge Loan, which shall be a Business Day;

(3)           the location and number of the Borrower's account to which funds are to be disbursed; and

(4)           a financial report as of the date of the Bridge Loan Request setting forth the following: the current amount of cash the Borrower has in all of its bank accounts, detailed accounts receivable and accounts payable ageing for the current period and for 1-30 days, 31-60 days, 61-90 days and over 90 days past due periods in reasonable detail and a detailed listing of the use of proceeds of the Bridge Loan through a reconciliation of actual cash flow for the three-month period to projected cash flow for the same period.”

3.3.           Amendments to Section 1.2 of Credit Agreement.

(a)           Amendment to Section 1.2(a) of Credit Agreement. Section 1.2(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)           Interest.  (i) Commencing as of the Closing Date, the Loans made on such date shall accrue interest on a monthly basis at a rate equal to eight percent (8%) per annum until the Maturity Date. (ii) Commencing on the Additional Closing Date, the Loans made on such date shall accrue interest on a monthly basis at a rate equal to eight percent (8%) per annum until the Maturity Date. (iii) Commencing on the Initial Bridge Closing Date, the Loans made on such date shall accrue interest on a monthly basis at a rate equal to eight percent (8%) per annum until the Maturity Date. (iv) Commencing on each Subsequent Bridge Closing Date, the Loans made on such date shall accrue interest on a monthly basis at a rate equal to eight percent (8%) per annum until the Maturity Date.”

(b)           Amendment to Section 1.2(b) of Credit Agreement. The third sentence of Section 1.2(b) of the Credit Agreement is hereby amended to delete the words “commencing on June 30, 2008” from clause (i).

3.4.           Amendment to Section 1.3 of Credit Agreement. Section 1.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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“1.3           Use of Proceeds.  The Borrower agrees that (a) the proceeds of the Loans made on the Closing Date shall be used only in accordance with the following: (1) to refinance the loans due and payable on May 15, 2008 to certain of the Lenders as set forth on Schedule 1.3 hereto pursuant to the Debt Refinancing, (2) for working capital and general corporate purposes, in each case in the ordinary course of business, and (3) to pay fees and expenses in connection with the Debt Refinancing, including the fees and expenses hereunder; (b) the proceeds of the Loans made on the Additional Closing Date shall be used only (1) for working capital and general corporate purposes, in each case in the ordinary course of business, and (2) to pay fees and expenses relating to or in connection with Amendment No. 1; and (c) the proceeds of the Loans made on the Initial Bridge Closing Date and any Subsequent Bridge Closing Date shall be used only (1) for working capital and general corporate purposes, in each case in the ordinary course of business consistent with past practice, and (2) to pay fees and expenses relating to or in connection with Amendment No. 2. In no event shall the proceeds of the Loans be used to (i) make distributions or (ii) make a contribution to the capital of any Subsidiary of the Borrower.”

3.5.           Amendment to Section 1.4(a) of Credit Agreement.   Section 1.4(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(vii) any registration or filing (or the like) with, or report or notice (or the like) to, any Governmental Authority, including, without limitation, the SEC, by any of the Lenders or their Affiliates relating to or in connection with the transactions contemplated by Amendment No. 1, Amendment No. 2 or the Loan Documents.”

3.6.           Amendment to Section 2 of Credit Agreement.  Section 2 of the Credit Agreement is hereby amended by the addition of Section 2.13 at the end of such Section 2, such added Section 2.13 to read in its entirety as follows:

“2.13           Periodic Management Calls.  From the Initial Bridge Closing Date until the Maturity Date, the Borrower agrees to cause its chief executive officer and chief financial officer to be available for periodic management teleconference calls at least once per week with the Collateral Agent to provide the Collateral Agent and its members, representatives and advisors with any and all material or other relevant information regarding the Borrower and its assets, liabilities, condition (financial and otherwise), operations and prospects.”

3.7.           Amendment to Section 4.1(a)(ii) of Credit Agreement.  Section 4.1(a)(ii) of the Credit Agreement is hereby amended to add at the end of such Section 4.1(a)(ii) the following:

“In addition to the foregoing, commencing on the Initial Bridge Closing Date and continuing throughout the duration of the Availability Period, the Borrower will deliver or cause to be delivered to the Collateral Agent bi-weekly cash flow projections covering the following three-month period along with a reconciliation of budget-to-actual cash flow for the 2-week period then ending prepared and presented in good faith.”

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3.8.           Amendment to Section 5.2 of Credit Agreement.  Section 5.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“5.2           No Material Adverse Effect. Since December 31, 2009, there has been no event or change in facts or circumstances affecting Borrower or any of its Subsidiaries which individually or in the aggregate have had or could reasonably be expected to have a Material Adverse Effect and that have not been disclosed herein or in the attached Schedules.”

3.9.           Amendment to Section 6.1(c) of Credit Agreement.  Section 6.1(c) of the Credit Agreement is hereby amended by the addition of the reference to “Section 2.13” after the reference to “Section 2.12” and before the reference to “Section 3” in Section 6.1(c) of the Credit Agreement.

SECTION 4.                    REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders and the Collateral Agent that, except as set forth on the Bring-Down Disclosure Schedule attached hereto as Annex A (the “Bring-Down Disclosure Schedule”), all representations and warranties contained in the Credit Agreement and in the Pledge and Security Agreement are true and correct in all respects at and as of the date hereof as if made on the date hereof and on the date of any Subsequent Bridge Closing as if made on such date; provided, however, that, for the purpose of the representations and warranties made by the Borrower under this Section 4, the references in the Credit Agreement to the schedules in the Disclosure Schedule attached to the Credit Agreement shall be deemed to be the references to the schedules in the Bring-Down Disclosure Schedule. The Borrower further represents and warrants to the Lenders and the Collateral Agent that (a) no Default has occurred, or will occur, before and after giving effect to the transactions contemplated by this Amendment No. 2, (b) the Borrower and its Subsidiaries do not have outstanding, as of the date hereof, and will not have after giving effect to the Bridge Loans made on the date hereof, any Indebtedness for borrowed money or Contingent Obligations except as set forth in Schedule 4(b) hereto, (c) the Grantors (under and as defined in the Pledge and Security Agreement) did not have on the Closing Date, and do not have on the date hereof, (i) any property in which the grant of the security interest contemplated by Section 2 of the Pledge and Security Agreement is prohibited by any Requirements of Law (as defined in the Pledge and Security Agreement) of a Governmental Authority or requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or (ii) any property that is evidenced or constituted by any contract, license, agreement, instrument or other document prohibiting the grant of the security interest contemplated by Section 2 of the Pledge and Security Agreement or providing that such grant constitutes a breach or default under, or results in the termination of or requires any consent not obtained under, such contract, license, agreement, instrument or other document (or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement prohibiting the grant of such security interest or providing that such grant constitutes a breach or default under, or results in the termination of or requires any consent not obtained under, such shareholder or similar agreement), except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document (or, with respect to any Investment Property, Pledged Stock or Pledged Note, such shareholder or similar agreement) providing for such prohibition, breach, default or termination or requiring such consent is ineffective under Applicable Law, and except as set forth in Schedule 4(c) hereto and (d) the Borrower maintains the same insurance coverage (including scope and amounts) with the same carriers as Borrower had on the Closing Date.

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SECTION 5.                    CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 2 AND MAKING OF BRIDGE LOANS UNDER THIS AMENDMENT NO. 2

The effectiveness of this Amendment No. 2 and the obligations of Phoenix to make the Bridge Loans on the date of this Amendment No. 2 and from time to time in its sole and absolute discretion, and in all events are subject to satisfaction, in sole determination by the Collateral Agent, of all of the conditions set forth below.

5.1.            Amendment to Registration Rights Agreement. The Registration Rights Agreement, dated as of June 5, 2008, as amended by Amendment No. 1 to the Registration Rights Agreement, dated as of May 28, 2009, shall have been amended to encompass the Warrants issued under Amendment No. 2, such amendment to be in form and substance satisfactory to the Collateral Agent (the “Registration Rights Agreement Amendment”).

5.2.            Executed Documents. This Amendment No. 2, the Registration Rights Agreement Amendment, and all other documents and instruments contemplated hereby and thereby shall have been duly authorized and executed by each of the parties thereto in form and substance satisfactory to the Collateral Agent, and the Borrower shall have delivered sufficient original counterparts thereof to the Collateral Agent.

5.3.           Lien Priority.  The Security Interests in favor of the Collateral Agent and the Lenders pursuant to the Loan Documents shall be valid and perfected first priority Liens on the Collateral, subject to no Liens other than Permitted Encumbrances.

5.4.           No Litigation.  No action, suit, proceeding, claim or dispute shall have been brought or otherwise have arisen at law, in equity, in arbitration or by or before any Governmental Authority or arbitrator against the Borrower or any of its Subsidiaries or any of their respective assets.

5.5.           Fees and Expenses.  All fees and expenses due and payable pursuant to Section 1.4 of the Credit Agreement and that certain Fee Letter, dated as of April 26, 2010, by and between the Borrower, Phoenix and the Collateral Agent shall have been paid in full.  The Borrower expressly acknowledges and agrees that Phoenix may deduct from the Bridge Loan made on the Initial Bridge Closing Date the $20,000 initial arrangement fee due to the Collateral Agent under the Fee Letter.

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5.6.           Closing Certificates.

(a) Officer's Certificate.  The Collateral Agent shall have received a certificate from the chief executive officer or chief financial officer of the Borrower in form and substance reasonably satisfactory to the Collateral Agent, to the effect that, except as set forth in the Bring-Down Disclosure Schedule, all representations and warranties of the Borrower contained in this Amendment No. 2 and the Credit Agreement are true, correct and complete; that neither the Borrower nor any of its Subsidiaries is in violation of any of the covenants contained in the Credit Agreement; that, before and after giving effect to the transactions contemplated by this Amendment No. 2, no Default or Event of Default has occurred and is continuing; that the Borrower has satisfied each of the closing conditions to be satisfied hereby; that the Borrower and its Subsidiaries have filed all required tax returns and owe no taxes.

(b) Certificate of Secretary of Borrower.  On the Initial Bridge Closing Date, the Collateral Agent shall have received a certificate of the secretary or assistant secretary of the Borrower certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing any document in connection with the transactions contemplated hereby and certifying that attached thereto is (i) a true and complete copy of the certificate of incorporation of the Borrower, and all amendments thereto including the Certificate of Designations of the Series A Preferred Stock, certified by the appropriate Governmental Authority in its jurisdiction of incorporation; (ii) a true and complete copy of the certificate of incorporation of CIC Acquisition Corp., a Delaware corporation, and all amendments thereto, certified by the appropriate Governmental Authority in its jurisdiction of incorporation, and a true and complete copy of the articles of association of Communication Intelligence Computer Corporation, Ltd., and all amendments thereto, as on file as of the date hereof in the People's Republic of China and which is in full force and effect on the date hereof; (iii) a true and complete copy of the bylaws of the Borrower as in effect on the date of such certification; (iv) a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing borrowing of the Bridge Loans made on the date hereof, the execution, delivery and performance of this Amendment No. 2, the Registration Rights Agreement Amendment, and the other documents relating hereto or thereto; (v) a true and complete copy of each of the Borrower's insurance policies, as in effect on the date of such certification; and (vi) true, complete and correct copies of certificates of insurance for each of the Borrower's insurance policies each showing the Collateral Agent as an additional insured and/or loss payee, other than its directors and officers insurance policy.  On each Subsequent Bridge Closing Date, the Collateral Agent shall have received a certificate of the secretary or assistant secretary of the Borrower certifying that since the Initial Bridge Closing Date (i) the certificate of incorporation of the Borrower, and all amendments thereto including the Certificate of Designations of the Series A Preferred Stock has not been amended, modified or cancelled and is in full force and effect; (ii) the certificate of incorporation of CIC Acquisition Corp., and all amendments thereto, and the articles of association of Communication Intelligence Computer Corporation, Ltd., and all amendments thereto, have not been amended, modified or cancelled and are in full force and effect; (iii) the bylaws of the Borrower have not been amended, modified or cancelled and are in full force and effect; (iv) the resolutions duly adopted by the Board of Directors of the Borrower authorizing borrowing of the Bridge Loans made on the date hereof, the execution, delivery and performance of this Amendment No. 2, the Registration Rights Agreement Amendment, and the other documents relating hereto or thereto have not been amended or modified and remain in full force and effect; (v) the Borrower's insurance policies have not been amended, modified or cancelled and are in full force and effect; and (vi) certificates of insurance for each of the Borrower's insurance policies each showing the Collateral Agent as an additional insured and/or loss payee, other than its directors and officers insurance policy, have not been amended, modified or cancelled and are in full force and effect.

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(c) Certificates of Good Standing.  On or before the Initial Bridge Closing Date, the Collateral Agent shall have received certificates as of a recent date of the good standing of the Borrower under the laws of its jurisdiction of incorporation and the State of California.

5.7.           Collateral.  The Collateral Agent shall have received within ten (10) Business Days of the Initial Bridge Closing Date the results of Lien searches of all filings made against each of the Borrower and its Subsidiaries under the Uniform Commercial Code (and local tax and judgment filing offices) as in effect in any jurisdiction in which any of its respective assets are located, indicating, among other things, that the assets of the Borrower and its Subsidiaries and the stock of the Borrower and its Subsidiaries are free and clear of any Liens, except for Permitted Encumbrances.

5.8.           Insurance.  The Collateral Agent shall have received within ten (10) Business Days of the Initial Bridge Closing Date certificates of insurance in the form required under Section 2.2(b) of the Credit Agreement and the Security Documents and otherwise in form and substance reasonably satisfactory to the Collateral Agent.

5.9.           Consents.  The Borrower shall have delivered to the Collateral Agent all necessary approvals, authorizations and consents, if any, of all Persons, Governmental Authorities, and courts having jurisdiction with respect to the execution and delivery of this Amendment No. 2, the Registration Rights Agreement Amendment, and the other documents relating hereto or thereto, the granting of the Security Interest and all such approvals shall be in form and substance satisfactory to the Collateral Agent.

5.10.            No Injunction, Etc.  No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority or arbitrator challenging or seeking to enjoin, restrain or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Amendment No. 2, the Registration Rights Agreement Amendment, and the other documents relating hereto or thereto, or the consummation of the transactions contemplated hereby or thereby, or which, as determined by the Collateral Agent in its sole discretion, would make it inadvisable to consummate such transactions.  No order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority or arbitrator preventing such transactions shall be in effect.  The making of the Bridge Loans on the date hereof or any Subsequent Bridge Closing Date and the consummation of such transactions shall not be prohibited by any Applicable Law or other legal requirement and shall not subject any Bridge Lender to any penalty or, in the sole judgment of Phoenix, any other liability or onerous condition under any Applicable Law.

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5.11.           Proceedings and Documents.  All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Amendment No. 2, the Registration Rights Agreement Amendment, and the other documents relating hereto or thereto shall be reasonably satisfactory in form and substance to the Collateral Agent.  The Collateral Agent shall have received copies of all other instruments and other evidence as the Lenders may reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, with respect to the transactions contemplated by this Amendment No. 2, the Registration Rights Agreement Amendment, and the other documents relating hereto or thereto and the taking of all actions in connection herewith or therewith.  The Collateral Agent shall have received such other agreements (including, without limitation, deposit account control agreements), instruments, approvals, opinions, certificates and other documents as the Collateral Agent may reasonably request in connection with such transactions and actions, all in form and substance satisfactory to the Collateral Agent, in its sole discretion.

5.12.           Warrants.  The Borrower shall issue Initial Warrants to the Bridge Lender(s) in accordance with Section 1.9 of the Credit Agreement on the Initial Bridge Closing Date and each Subsequent Bridge Closing Date.

SECTION 6.                    EFFECTIVENESS OF AMENDMENTS

The amendments to the Credit Agreement contained in this Amendment No. 2 shall become effective on and as of the date of the satisfaction of the conditions precedent set forth in Section 5 hereof other than in the case of Sections 5.9 and 5.10. From and after such date, each reference in the Credit Agreement (including the schedules and exhibits thereto) to the “Agreement”, or any like expression referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 2. The Credit Agreement, other than as amended hereby, shall remain unchanged and in full force and effect.

SECTION 7.                    MISCELLANEOUS

7.1.           Severability.   The invalidity, illegality, or unenforceability in any jurisdiction of any provision of this Amendment No. 2 shall not affect or impair the remaining provisions in this Amendment No. 2 or any such invalid, unenforceable or illegal provision in any jurisdiction in which it is not invalid, unenforceable or illegal.

7.2.           Headings.   Sections and Section headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purposes or be given substantive effect.

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7.3.           Applicable Law.  THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT REQUIRE OR PERMIT APPLICATION OF THE LAWS OF ANY OTHER STATE OR JURISDICTION (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7.4.           Consent to Jurisdiction and Service of Process.

(a) THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, HAVING SUBJECT MATTER JURISDICTION OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 2. THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, PERSONAL JURISDICTION OF ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDERS TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

(b)           THE BORROWER HEREBY AGREES THAT SERVICE OF THE SUMMONS AND COMPLAINT AND ALL OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, A COPY OF SUCH PROCESS TO THE BORROWER AT THE ADDRESS TO WHICH NOTICES TO THE BORROWER ARE THEN TO BE SENT PURSUANT TO SECTION 9.2 OF THE CREDIT AGREEMENT AND THAT PERSONAL SERVICE OF PROCESS SHALL NOT BE REQUIRED. NOTHING HEREIN SHALL BE CONSTRUED TO PROHIBIT SERVICE OF PROCESS BY ANY OTHER METHOD PERMITTED BY LAW.

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7.5.            Waiver of Jury Trial.  THE LENDERS, THE BORROWER AND THE COLLATERAL AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT NO. 2 OR ANY DEALINGS BETWEEN OR AMONG THEM RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT NO. 2 AND ANY RELATIONSHIP THAT IS BEING ESTABLISHED AMONG ANY OF THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE LENDERS, THE BORROWER AND THE COLLATERAL AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AMENDMENT NO. 2 AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE LENDERS, THE BORROWER AND THE COLLATERAL AGENT FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. IN THE EVENT OF LITIGATION, THIS AMENDMENT NO. 2 MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

7.6.            Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

[Signatures follow.]

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EXHIBIT 10.49

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective officers as of the day and year first above written.

BORROWER:	COMMUNICATION INTELLIGENCE CORPORATION By: /s/ Francis V. Dane Name: Francis. V. Dane Title: CFO
MAJORITY LENDERS:	PHOENIX VENTURE FUND LLC By: SG Phoenix Ventures LLC, its Managing Member By: /S/ Andrea Goren Name: Andrea Goren Title: Member
/s/ Michael Engmann MICHAEL ENGMANN
COLLATERAL AGENT:	SG PHOENIX LLC By: /s/ Andrea Goren Name: Andrea Goren Title: Member

500520939v4

EXHIBIT 10.49

ACKNOWLEDGED AND AGREED TO:

BRIDGE LENDER:	PHOENIX VENTURE FUND LLC By: SG Phoenix Ventures LLC, its Managing Member By: /s/ Andrea Goren Name: Andrea Goren Title: Member